Exhibit 99.1

NEWS RELEASE November 11, 2026

Tetra Tech Reports Strong Fourth Quarter and Fiscal Year 2026 Results

•	Fourth quarter revenue $1.34 billion and net revenue $1.15 billion

•	Record fourth quarter EPS $0.51 and adjusted EPS $0.49

•	Record fiscal year EPS $1.69 and adjusted EPS $1.60

•	Backlog $4.67 billion, up 13% Y/Y

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK), a global provider of high-end technical and engineering services, Leading with Science® in water, environment and sustainable infrastructure, today announced results for the fourth quarter and fiscal year ended September 27, 2026.

Fourth Quarter Results

Revenue and revenue, net of subcontractor costs (net revenue)1, in the fourth quarter totaled $1.34 billion and $1.15 billion, respectively. Net revenue increased 5% year-over-year excluding episodic disaster response. Operating income was $188 million and adjusted EBITDA1 was $194 million; adjusted EBITDA margin increased 90 basis points year-over-year. EPS was $0.51 and adjusted EPS1 was $0.49, up 9% year-over-year. Backlog was $4.67 billion at the end of the fourth quarter, up 13% year-over-year.

Recent Key Wins

•	$1.4 billion multiple-award blanket purchase agreement for enterprise logistics services for NASA

•	$145 million multiple-award contract for engineering and technical consulting services for U.S. Navy

•	$141 million single-award contract for water infrastructure assessment services for U.S. EPA

•	$85 million multiple-award contracts for environmental services for USACE Europe District

•	$63 million single-award contract for emergency preparedness and response services for U.S. EPA

•	$49 million multiple-award contract for geospatial and engineering services for NOAA

•	$14 million single-award contract for digital systems modernization for LA Metro

•	$12.7 million single-award contracts for technical services for Millennium Challenge Corporation

[1]	Non-GAAP financial measures which the Company believes provide valuable perspectives on its business results. Refer to Regulation G Information for reconciliations to the comparable GAAP metrics.

Executive Management Comments

Roger Argus, Chief Executive Officer, commented, “We completed fiscal year 2026 with a strong fourth quarter driven by our global commercial and government businesses. We continue to see increasing demand for our differentiated Leading with Science® technical services for water and environmental programs, including digital automation for associated facilities. Our resilient infrastructure design services are growing globally with new contracts for water supply, coastal infrastructure, and defense modernization. These key client programs drove our backlog up by more than $530 million, an increase of 13% from last year. This strong momentum in backlog gives us confidence in continued revenue growth and further margin expansion.”

Steve Burdick, Chief Financial Officer, stated, “In fiscal year 2026, we continued to increase our profit margins with 90 basis points of EBITDA margin expansion from fiscal year 2025. The strength of our balance sheet and consistent cash flow generation position us to continue to invest in organic growth and strategic acquisitions.”

Quarterly Dividend and Share Repurchase Program

On November 9, 2026, Tetra Tech’s Board of Directors approved a quarterly dividend in the amount of $0.072 per share, an 11% increase year-over-year, payable on December 11, 2026, to stockholders of record as of December 2, 2026. This is the 46th consecutive double-digit increase in the Company’s quarterly dividend. In the fourth quarter of fiscal year 2026, Tetra Tech repurchased $100 million of common stock. Additionally, as of September 27, 2026, the Company had $798 million remaining under its share repurchase program.

Fiscal Year Results

Revenue for fiscal year 2026 was $5.08 billion and net revenue was $4.35 billion. For fiscal year 2026, net revenue increased 7% compared to last year excluding USAID / DOS and episodic disaster response. Operating income was $619 million, adjusted EBITDA was $660 million with margin up 90 basis points compared to last year, and EPS was $1.69. Cash flows generated from operations were up 14% year-over-year.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and the actual results could differ materially. These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release. The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

Tetra Tech expects EPS for the first quarter of fiscal year 2027 to range from $0.36 to $0.38 and net revenue2 to range from $1.04 billion to $1.08 billion. For fiscal year 2027, Tetra Tech expects EPS to range from $1.65 to $1.80, and net revenue to range from $4.425 billion to $4.625 billion.

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the fourth quarter and fiscal year 2026 results through a link posted on the Company’s website at tetratech.com on November 12, 2026, at 8:00 a.m. (PT).

[2]	Reconciliation of the net revenue guidance to the most directly comparable GAAP measure is not available without unreasonable efforts because the Company cannot predict the magnitude and timing of all the components required to provide such reconciliation with sufficient precision.

About Tetra Tech

Tetra Tech is the leader in water, environment and sustainable infrastructure, providing high-end technical and engineering services for projects worldwide. With more than 25,000 employees working together, Tetra Tech provides clear solutions to complex problems by Leading with Science® to address the entire water cycle, protect and restore the environment, and design sustainable and resilient infrastructure. For more information about Tetra Tech, please visit tetratech.com or follow us on LinkedIn and Facebook.

CONTACTS:
Jim Wu, Investor Relations
Charlie MacPherson, Media & Public Relations
(626) 470-2844

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipate," "expect," "could," "may," "intend," "plan" and "believe," among others, generally identify forward-looking statements. These forward-looking statements are based on current expectations and beliefs of Tetra Tech’s management and currently available operating, financial, economic and other information, and are subject to a number of risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. A variety of factors, many of which are beyond our control, could cause actual future results or events to differ materially from those projected in the forward-looking statements in this release, including but not limited to: continuing worldwide political and economic uncertainties; the U.S. Administration’s potential changes to fiscal policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; the impact of global pandemics; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in bank and capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; the ability to impede a business combination based on Delaware law and charter documents; and other risks and uncertainties as may be described in Tetra Tech’s periodic filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of Tetra Tech’s Annual Report on Form 10-K for the fiscal year ended September 28, 2025. Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release. Tetra Tech does not intend to update forward-looking statements and expressly disclaims any obligation to do so.

Non-GAAP Financial Measures

To supplement the financial results presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present certain non-GAAP financial measures within the meaning of Regulation G under the Securities Exchange Act of 1934, as amended. We provide these non-GAAP financial measures because we believe they provide a valuable perspective on our financial results. However, non-GAAP measures have limitations as analytical tools and should not be considered in isolation and are not in accordance with, or a substitute for, GAAP measures. In addition, other companies may define non-GAAP measures differently which limits the ability of investors to compare non-GAAP measures of Tetra Tech to those used by our peer companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in this release.

Tetra Tech, Inc.

Consolidated Balance Sheets

(unaudited - in thousands, except par value)

	September 27,	September 28,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$235,076	$167,459
Accounts receivable, net	1,149,139	1,158,928
Contract assets	144,924	138,232
Prepaid expenses and other current assets	112,440	83,434
Assets held-for-sale	-	57,502
Income taxes receivable	55,234	15,334
Total current assets	1,696,813	1,620,889

Property and equipment, net	65,507	66,148
Right-of-use assets, operating leases	191,373	197,618
Goodwill	2,224,991	2,049,874
Intangible assets, net	116,417	121,160
Deferred tax assets	40,641	106,238
Other non-current assets	140,057	120,247
Total assets	$4,475,799	$4,282,174

Liabilities and Equity
Current liabilities:
Accounts payable	$223,810	$204,725
Accrued compensation	325,294	346,912
Contract liabilities	406,937	420,254
Short-term lease liabilities, operating leases	77,958	69,099
Current contingent earn-out liabilities	49,352	24,826
Liabilities held-for-sale	-	25,115
Other current liabilities	259,113	288,113
Total current liabilities	1,342,464	1,379,044

Deferred tax liabilities	18,964	21,333
Long-term debt	891,957	763,363
Long-term lease liabilities, operating leases	134,999	154,695
Non-current contingent earn-out liabilities	43,581	32,135
Other non-current liabilities	159,503	151,440
Total liabilities	2,591,468	2,502,010

Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at September 27, 2026 and September 28, 2025	-	-
Common stock - authorized, 750,000 shares of $0.01 par value; issued and outstanding, 253,284 and 261,418 shares at September 27, 2026 and September 28, 2025, respectively	2,533	2,614
Accumulated other comprehensive loss	(96,442)	(95,777)
Retained earnings	1,977,557	1,872,948
Tetra Tech stockholders' equity	1,883,648	1,779,785
Noncontrolling interests	683	379
Total stockholders' equity	1,884,331	1,780,164
Total liabilities and stockholders' equity	$4,475,799	$4,282,174

Tetra Tech, Inc.

Consolidated Statements of Income

(unaudited - in thousands, except per share data)

	Three Months Ended		Fiscal Year Ended
	September 27,	September 28,	September 27,	September 28,
	2026	2025	2026	2025
Revenue	$1,337,362	$1,330,100	$5,076,737	$5,442,590
Subcontractor costs	(184,391)	(166,791)	(728,399)	(825,230)
Other costs of revenue	(887,084)	(889,163)	(3,404,785)	(3,656,016)
Gross profit	265,887	274,146	943,553	961,344
Selling, general and administrative expenses	(84,438)	(102,714)	(339,092)	(357,737)
Legal contingency costs	-	-	-	(115,000)
Impairment of goodwill	-	-	-	(92,416)
Contingent consideration - fair value adjustments	6,991	9,873	14,421	12,228
Income from operations	188,440	181,305	618,882	408,419
Interest expense, net	(7,345)	(6,806)	(30,468)	(30,802)
Other non-operating income	-	-	12,361	-
Income before income tax expense	181,095	174,499	600,775	377,617
Income tax expense	(49,187)	(46,623)	(160,046)	(129,668)
Net income	131,908	127,876	440,729	247,949
Net income attributable to noncontrolling interests	(185)	(131)	(771)	(225)
Net income attributable to Tetra Tech	$131,723	$127,745	$439,958	$247,724

Earnings per share attributable to Tetra Tech:
Basic	$0.52	$0.49	$1.70	$0.94
Diluted	$0.51	$0.48	$1.69	$0.93

Weighted-average common shares outstanding:
Basic	254,764	262,184	258,430	264,713
Diluted	256,663	264,247	260,235	267,123

Cash dividends paid per share	0.072	0.065	0.274	0.246

Tetra Tech, Inc.

Consolidated Statements of Cash Flows

 (unaudited - in thousands)

	Fiscal Year Ended
	September 27,	September 28,
	2026	2025
Cash flows from operating activities:
Net income	$440,729	$247,949

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	56,294	58,276
Amortization of stock-based awards	36,561	33,946
Deferred income taxes	64,254	(11,297)
Provision for losses on accounts receivables	1,889	3,150
Impairment of goodwill	-	92,416
Gain on sale of divested business	(12,361)	-
Fair value adjustments to contingent consideration	(14,421)	(12,228)
Other non-cash items	2,936	9,024
Changes in operating assets and liabilities, net of effects of business acquisitions and divestitures:
Accounts receivable and contract assets	45,087	(112,755)
Prepaid expenses and other assets	(9,719)	(30,563)
Accounts payable	10,118	2,398
Accrued compensation	(28,481)	18,879
Contract liabilities	(13,836)	73,489
Cash settled contingent earn-out liability	-	(11,170)
Income taxes receivable/payable	(40,765)	23,227
Other liabilities	(15,266)	72,944
Net cash provided by operating activities	523,019	457,685

Cash flows from investing activities:
Payments for business acquisitions, net of cash acquired	(191,870)	(97,263)
Capital expenditures	(20,485)	(18,633)
Proceeds from sales of assets	915	919
Proceeds from company-owned life insurance policies	-	1,934
Proceeds from divested business, net	40,263	2,406
Proceeds from loan repayment from divested business	-	3,883
Net cash used in investing activities	(171,177)	(106,754)

Cash flows from financing activities:
Proceeds from borrowings	335,000	715,000
Repayments on long-term debt	(210,000)	(771,027)
Payment of debt issuance costs	-	(2,738)
Repurchases of common stock	(302,010)	(249,984)
Shares repurchased for tax withholdings on share-based awards	(12,568)	(14,047)
Payments of contingent earn-out liabilities	(20,841)	(15,055)
Stock options exercised	1,394	469
Dividends paid	(70,827)	(65,039)
Principal payments on finance leases	(8,024)	(7,823)
Net cash used in financing activities	(287,876)	(410,244)

Effect of exchange rate changes on cash and cash equivalents	2,738	(5,004)

Net increase (decrease) in cash and cash equivalents	66,704	(64,317)
Cash and cash equivalents at beginning of year	168,372	232,689
Cash and cash equivalents at end of year	$235,076	$168,372

Tetra Tech, Inc.

Regulation G Information

September 27, 2026

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs ("Net Revenue")

(in millions)

			2025							2026
	2023	2024	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total
Consolidated
Revenue	4,522.6	5,198.7	1,420.6	1,322.1	2,742.7	1,369.8	4,112.5	1,330.1	5,442.6	1,210.7	1,220.2	2,430.8	1,308.6	3,739.4	1,337.3	5,076.7
Subcontractor Costs	(771.5)	(876.8)	(223.3)	(218.4)	(441.7)	(216.8)	(658.5)	(166.8)	(825.3)	(173.5)	(170.5)	(344.0)	(200.0)	(544.0)	(184.4)	(728.4)
Net Revenue	3,751.1	4,321.9	1,197.3	1,103.7	2,301.0	1,153.0	3,454.0	1,163.3	4,617.3	1,037.2	1,049.7	2,086.8	1,108.6	3,195.4	1,152.9	4,348.3

GSG Segment
Revenue	2,300.7	2,624.2	791.4	698.9	1,490.2	709.4	2,199.6	628.9	2,828.6	525.5	559.4	1,084.9	598.4	1,683.3	627.8	2,311.1
Subcontractor Costs	(484.3)	(540.5)	(144.0)	(134.6)	(278.5)	(136.8)	(415.3)	(88.4)	(503.7)	(93.4)	(100.9)	(194.3)	(124.1)	(318.4)	(115.2)	(433.6)
Net Revenue	1,816.4	2,083.7	647.4	564.3	1,211.7	572.6	1,784.3	540.5	2,324.9	432.1	458.5	890.6	474.3	1,364.9	512.6	1,877.5

CIG Segment
Revenue	2,292.7	2,634.4	644.9	637.8	1,282.6	676.6	1,959.1	721.2	2,680.2	704.2	676.2	1,380.3	728.3	2,108.6	729.5	2,838.1
Subcontractor Costs	(358.0)	(396.2)	(94.9)	(98.3)	(193.2)	(96.1)	(289.4)	(98.3)	(387.7)	(99.1)	(85.0)	(184.1)	(94.1)	(278.1)	(89.2)	(367.3)
Net Revenue	1,934.7	2,238.2	550.0	539.5	1,089.4	580.5	1,669.7	622.9	2,292.5	605.1	591.2	1,196.2	634.2	1,830.5	640.3	2,470.8

Reconciliation of Net Income Attributable to Tetra Tech to Adjusted EBITDA

(in thousands)

			2025							2026
	2023	2024	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total
Net Income Attributable to Tetra Tech	273,420	333,382	747	5,388	6,135	113,844	119,979	127,745	247,724	105,028	93,623	198,651	109,584	308,235	131,723	439,958
Income Tax Expense	127,526	130,023	14,530	25,700	40,230	42,815	83,045	46,624	129,668	36,354	33,538	69,892	40,966	110,858	49,187	160,046
Interest Expense[1]	46,537	37,271	7,218	8,491	15,709	8,287	23,996	6,806	30,802	7,128	8,838	15,966	7,158	23,124	7,345	30,468
Depreciation	19,980	23,722	5,402	5,248	10,650	5,410	16,059	5,115	21,175	5,608	5,550	11,159	5,720	16,879	5,472	22,352
Amortization	41,226	49,955	10,660	8,629	19,289	8,287	27,577	9,524	37,101	8,387	8,791	17,178	9,046	26,224	7,719	33,943

EBITDA	508,689	574,353	38,557	53,456	92,013	178,643	270,656	195,814	466,470	162,505	150,340	312,846	172,474	485,320	201,446	686,767

Acquisition & Integration Expenses[2]	49,554	7,138	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Contingent Consideration	12,255	2,541	(366)	(1,931)	(2,297)	(58)	(2,355)	(9,873)	(12,228)	(7,447)	(58)	(7,506)	77	(7,429)	(6,991)	(14,421)
FX Hedge Gain	(89,402)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on sale of divested business	-	-	-	-	-	-	-	-	-	(7,710)	(4,651)	(12,361)	-	(12,361)	-	(12,361)
Goodwill Impairment	-	-	-	92,416	92,416	-	92,416	-	92,416	-	-	-	-	-	-	-
Legal Contingency Costs	-	-	115,000	-	115,000	-	115,000	-	115,000	-	-	-	-	-	-	-

Adjusted EBITDA	481,096	584,032	153,191	143,941	297,132	178,585	475,717	185,941	661,658	147,348	145,631	292,979	172,551	465,530	194,455	659,985

1 Includes write-off of deferred debt origination fees of $3.8M in fiscal 2023

2 Includes lease impairment charge of $16.4M in fiscal 2023